VirTra Reports First Quarter 2019 Financial Results

TEMPE, Ariz. — May 13, 2019 — VirTra, Inc. (NASDAQ: VTSI) (“VirTra”), a global provider of training simulators for the law enforcement, military, educational and commercial markets, reported results for the first quarter ended March 31, 2019. The financial statements are available on VirTra’s website and here.

First Quarter 2019 and Recent Highlights:

●	In January 2019, the board of directors increased the company’s stock repurchase program from $1.0 million to $2.0 million; between January 1 and April 30, 2019, the company purchased an additional $318,000 of common stock

●	Launched Subscription Training Equipment and Partnership (STEP) program, allowing agencies to utilize VirTra’s products on a subscription basis, thereby increasing VirTra’s total addressable market and recurring revenue

●	Launched Driving Simulator product line and secured a $1.9 million, inaugural contract for driving simulators from the Department of State for the Republic of Mexico

●	Acquired simulated firearm technology patent portfolio to enhance its current product lineup of drop-in recoil kits with jamming as well as create new training equipment for both military and law enforcement simulation training

●	Launched the only accredited simulator training curriculum for high-risk vehicle stops

●	VirTra V-300 simulator and Threat-Fire™ used in joint behavioral study by the U.S. Army Research Laboratory, University of Pennsylvania, and University of California, Santa Barbara to measure interdependence among emotional reactivity, stress, and anxiety

●	Debuted new drop-in recoil kits for new weapons at the Shot Show in January 2019

First Quarter 2019 Financial Highlights:

Management Commentary

“The first quarter of 2019 marked an important point in our company’s development, as we began implementing new strategic growth initiatives, which we believe will have a substantial positive impact on our business in the years to come,” said Bob Ferris, Chairman and Chief Executive Officer of VirTra. “In the first quarter, we launched the STEP program, a subscription model for our products that lowers the barrier to entry for many customers, we introduced new curriculum for high-risk vehicle stops, and announced our new Driving Simulator product line for which we have already secured a $1.9 million contract with an existing customer. In addition to these exciting new initiatives, we strengthened our product offerings by acquiring key patents for drop-in recoil kits, along with bolstering our management team with the addition of industry veteran Steve Handel, who is now serving as our new VP of Program Management.

“From a financial perspective, we saw many sequential improvements in our results, including a 20% increase in revenue, an 88% increase in gross profit, and gross margins increasing to 59%, which is more in-line with our historical numbers. Our balance sheet continues to remain strong with nearly $4.6 million in cash, cash equivalents and CDs. During the first quarter, we repurchased 68,239 shares of common stock at an average cost of $3.82 per share and retired all outstanding treasury shares of our common stock. Subsequent to the quarter, we repurchased an additional 14,450 shares at an average cost of $3.97 per share. In addition, new bookings for the first quarter totaled $5.3 million and backlog increased to $9.0 million, which bodes well for our business and gives us confidence in our outlook that 2019 has the potential to be a strong year for VirTra.

“While the benefits of these new initiatives will take time to come to fruition, we are confident that they will be of great value to our business over the coming quarters and years. We believe that the additions of our new programs and our ever-improving product suite, combined with our strong balance sheet, mean that VirTra is now more flexible, dynamic, and in the best position in our company’s history to capture a greater share of our core law enforcement market, while also expanding into the military market. We believe that these positive changes ultimately will translate to greater value for our loyal shareholders and better training that saves lives. This is an exciting time at VirTra, and we look forward to building on our progress throughout the year.”

First Quarter 2019 Financial Results

Total revenue increased 20% to $3.1 million from $2.5 million in the prior quarter and decreased 7% from $3.3 million in the first quarter of 2018. The year-over-year decrease in total revenue was due to lower simulator and accessories sales, which were partially offset by increases in recurring extended warranty and other revenues.

Gross profit increased 88% to $1.8 million (59.0% of total revenue) from $1.0 million (37.8% of total revenue) in the prior quarter and decreased 20% from $2.3 million (68.8% of total revenue) in the first quarter of 2018. The year-over-year decrease in gross profit was primarily due to differences in the product mix and quantity of systems, accessories and services sold.

Net operating expense decreased 20% to $2.3 million from $2.8 million in the prior quarter and decreased 7% from $2.4 million in the first quarter of 2018. The decrease in net operating expense was due to reduced selling, general and administrative costs for labor, benefits, professional services, public company expense, research and development expenses and bad debt.

Loss from operations was $457,000 compared to a loss of $1.9 million in the prior quarter and a loss of $158,000 in the first quarter of 2018.

Net loss totaled $313,000, or $(0.04) per diluted share, compared to a loss of $1.1 million, or $(0.13) per diluted share, in the prior quarter and a loss of $86,000, or $(0.01) per diluted share, in the first quarter of 2018.

Cash and cash equivalents and certificates of deposit totaled $4.6 million at quarter end.

Adjusted EBITDA loss totaled $278,000 compared to a loss of $46,000 in the first quarter of 2018.

Conference Call

VirTra management will hold a conference call today (May 13, 2019) at 4:30 p.m. Eastern time (1:30 p.m. Pacific time) to discuss these results. VirTra’s Chairman and CEO, Bob Ferris, and CFO, Judy Henry, will host the call, followed by a question and answer period.

U.S. dial-in number: 877-407-8031

International number: 201-689-8031

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact VirTra’s IR team at 949-574-3860.

The conference call will be broadcast live and available for replay here and via the investor relations section of VirTra’s website.

A replay of the conference call will be available after 7:30 p.m. Eastern time on the same day through May 27, 2019.

Toll-free replay number: 877-481-4010

International replay number: 919-882-2331

Replay ID: 48710

About VirTra

VirTra (NASDAQ: VTSI) is a global provider of training simulators for the law enforcement, military, educational and commercial markets. The company’s patented technologies, software, and scenarios provide intense training for de-escalation, judgmental use-of-force, marksmanship and related training that mimics real-world situations. VirTra’s mission is to save and improve lives worldwide through practical and highly-effective virtual reality and simulator technology. Learn more about the company at www.VirTra.com.

About the Presentation of Adjusted EBITDA

Adjusted earnings before interest, income taxes, depreciation and amortization and before other non-operating costs and income (“Adjusted EBITDA”) is a non-GAAP financial measure. Adjusted EBITDA also includes non-cash stock option expense and other than temporary impairment loss on investments. Other companies may calculate Adjusted EBITDA differently. VirTra calculates its Adjusted EBITDA to eliminate the impact of certain items it does not consider to be indicative of its performance and its ongoing operations. Adjusted EBITDA is presented herein because management believes the presentation of Adjusted EBITDA provides useful information to VirTra’s investors regarding VirTra’s financial condition and results of operations and because Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in VirTra’s industry, several of which present a form of Adjusted EBITDA when reporting their results. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of VirTra’s results as reported under accounting principles generally accepted in the United States of America (“GAAP”). Adjusted EBITDA should not be considered as an alternative for net income, cash flows from operating activities and other consolidated income or cash flows statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. A reconciliation of net loss to Adjusted EBITDA is provided in the following table:

	Three Months Ended
	March 31,	March 31,	Increase	%
	2019	2018	(Decrease)	Change

Net loss	$(312,902)	$(85,787)	$(227,115)	265%
Adjustments:
Depreciation and amortization	141,783	68,619	73,164	107%
Provision for income tax benefit	(107,000)	(29,194)	(77,806)	267%

Adjusted EBITDA	$(278,119)	$(46,362)	$(231,757)	500%

Forward-Looking Statements

The information in this discussion contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “should,” “could,” “predicts,” “potential,” “continue,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements. All forward-looking statements in this document are made based on our current expectations, forecasts, estimates and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. In evaluating these statements, you should specifically consider various factors, uncertainties and risks that could affect our future results or operations. These factors, uncertainties and risks may cause our actual results to differ materially from any forward-looking statement set forth in the reports we file with or furnish to the SEC. You should carefully consider these risk and uncertainties described and other information contained in the reports we file with or furnish to the Securities and Exchange Commission before making any investment decision with respect to our securities. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

Media Contact:

Susan Lehman

Slehman@virtra.com

510-599-6555

Investor Relations Contact:

Matt Glover or Charlie Schumacher

VTSI@gatewayir.com

949-574-3860

VIRTRA, INC.

CONDENSED BALANCE SHEETS

	March 31, 2019	December 31, 2018
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,286,578	$2,500,381
Certificates of deposit	3,290,000	3,490,000
Accounts receivable, net	1,339,245	1,302,010
Interest receivable	22,412	21,385
That’s Eatertainment note receivable, net, related party	301,876	292,138
Trade note receivable, net	30,860	96,282
Inventory, net	1,708,671	1,612,002
Unbilled revenue	1,130,438	689,153
Prepaid expenses and other current assets	812,204	377,520

Total current assets	9,922,284	10,380,871

Long-term assets:
Property and equipment, net	700,296	678,245
Operating lease right-of-use asset	1,604,867	-
Intangible assets, net	158,519	-
Trade note receivable, long-term	61,875	6,843
Security deposits, long-term	339,756	339,756
Other assets, long-term	348,461	292,298
Deferred tax asset, net	2,507,000	2,400,000
Investment in That’s Eatertainment, related party	1,120,000	1,120,000

Total long-term assets	6,840,774	4,837,142

Total assets	$16,763,058	$15,218,013

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$616,254	$429,948
Accrued compensation and related costs	728,183	613,692
Accrued expenses and other current liabilities	665,997	632,606
Note payable, current	11,250	11,250
Operating lease liability, short-term	262,575	-
Deferred revenue, short-term	2,091,206	1,924,307

Total current liabilities	4,375,465	3,611,803

Long-term liabilities:
Deferred revenue, long-term	963,019	962,356
Deferred rent liability	-	46,523
Operating lease liability, long-term	1,400,987	-

Total long-term liabilities	2,364,006	1,008,879

Total liabilities	6,739,471	4,620,682

Commitments and contingencies (See Note 10)

Stockholders’ equity:
Preferred stock $0.0001 par value; 2,500,000 authorized; no shares issued or outstanding	-	-
Common stock $0.0001 par value; 50,000,000 shares authorized; 7,748,705 shares issued and outstanding as of March 31, 2019 and 7,827,651 issued and 7,816,944 shares outstanding as of December 31, 2018	775	783
Class A common stock $0.0001 par value; 2,500,000 shares authorized; no shares issued or outstanding	-	-
Class B common stock $0.0001 par value; 7,500,000 shares authorized; no shares issued or outstanding	-	-
Treasury stock at cost; nil shares outstanding as of March 31, 2019 and 10,707 shares outstanding as of December 31, 2018.	-	(37,308)
Additional paid-in capital	13,974,692	14,272,834
Accumulated deficit	(3,951,880)	(3,638,978)

Total stockholders’ equity	10,023,587	10,597,331

Total liabilities and stockholders’ equity	$16,763,058	$15,218,013

See accompanying notes to unaudited condensed financial statements.

VIRTRA, INC.

CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018
Revenues:
Net sales	$3,011,701	$3,242,824
That’s Eatertainment royalties/licensing fees, related party	39,637	43,788
Other royalties/licensing fees	-	2,180
Total revenue	3,051,338	3,288,792

Cost of sales	1,250,869	1,026,156

Gross profit	1,800,469	2,262,636

Operating expenses:
General and administrative	1,901,931	2,053,305
Research and development	355,641	367,544

Total operating expense	2,257,572	2,420,849

Loss from operations	(457,103)	(158,213)

Other income (expense)
Other income	42,282	43,298
Other expense	(5,081)	(66)

Net other income	37,201	43,232

Loss before provision for income taxes	(419,902)	(114,981)

Provision (benefit) for income taxes	(107,000)	(29,194)

Net loss	$(312,902)	$(85,787)

Net loss per common share:
Basic	$(0.04)	$(0.01)
Diluted	$(0.04)	$(0.01)

Weighted average shares outstanding:
Basic	7,765,624	7,904,307
Diluted	7,765,624	7,904,307

See accompanying notes to unaudited condensed financial statements.

VIRTRA, INC.

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018

Cash flows from operating activities:
Net loss	$(312,902)	$(85,787)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation and amortization	141,783	68,619
Deferred taxes	(107,000)	(29,818)
Changes in operating assets and liabilities:
Accounts receivable, net	(37,235)	(194,502)
That’s Eatertainment note receivable, net, related party	(3,652)	-
Trade note receivable, net	4,304	-
Interest receivable	(1,027)	-
Inventory	(96,669)	(361,916)
Unbilled revenue	(441,285)	743,966
Prepaid expenses and other current assets	(434,684)	(143,341)
Other assets	(56,163)	-
Accounts payable and other accrued expenses	334,188	461,062
Payments on operating lease liability	(57,818)	-
Deferred revenue	167,562	(853,618)

Net cash used by operating activities	(900,598)	(395,335)

Cash flows from investing activities:
Purchase of certificates of deposit	(1,880,000)	-
Redemption of certificates of deposit	2,080,000	-
Purchase of intangible assets	(160,000)
Purchase of property and equipment	(94,994)	(167,490)
Proceeds from sale of property and equipment	2,631	-

Net cash used in investing activities	(52,363)	(167,490)

Cash flows from financing activities:
Purchase of treasury stock	(260,842)	-

Net cash used in financing activities	(260,842)	-

Net decrease in cash	(1,213,803)	(562,825)
Cash, beginning of period	2,500,381	5,080,445

Cash, end of period	$1,286,578	$4,517,620

Supplemental disclosure of cash flow information:
Cash paid:
Taxes	$-	$21,698

Supplemental disclosure of non-cash investing and financing activities:
Conversion of accounts to notes receivable	-	400,906

See accompanying notes to unaudited condensed financial statements.